32.2 Certification Pursuant To 18 U.S.C. Section 1350

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Brightcube, Inc. on Form 10-K for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof I, Michael F. Manion, President and CFO, the Principal Financial Officer of the Company, do certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Annual Report on Form 10-K for the year ended December 31, 2011 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2012 Signature By: /s/ Michael F. Manion

Michael F. Manion,

CFO Principal Financial Officer